Financial Risks Management	12 Months Ended
Dec. 31, 2024
Financial Risks Management [Abstract]
Financial risks management
20.	Financial risks management

The Group’s activities expose it to a variety of financial risks from its operation. The key financial risks include credit risk, liquidity risk and market risk (including foreign currency risk and interest rate risk).

The Directors review and agree policies and procedures for the management of these risks, which are executed by the management team. It is, and has been throughout the current and previous financial years, the Group’s policy that no trading in derivatives for speculative purposes shall be undertaken.

The following sections provide details regarding the Group’s exposure to the abovementioned financial risks and the objectives, policies and processes for the management of these risks.

There has been no change to the Group’s exposure to these financial risks or the manner in which it manages and measures the risks.

Credit risk

Credit risk refers to the risk that the counterparty will default on its contractual obligations resulting in a loss to the Group. The Group’s exposure to credit risk arises primarily from trade and other receivables. For other financial assets (including cash), the Group minimizes credit risk by dealing exclusively with high credit rating counterparties.

The Group has adopted a policy of only dealing with creditworthy counterparties. The Group performs ongoing credit evaluation of its counterparties’ financial condition and generally does not require a collateral.

The Group considers the probability of default upon initial recognition of asset and whether there has been a significant increase in credit risk on an ongoing basis throughout each reporting period.

The Group has determined the default event on a financial asset to be when internal and/or external information indicates that the financial asset is unlikely to be received, which could include default of contractual payments due for more than 60 days or there is significant difficulty of the counterparty.

To minimize credit risk, the Group has developed and maintained the Group’s credit risk gradings to categorize exposures according to their degree of risk of default. The credit rating information is supplied by publicly available financial information and the Group’s own trading records to rate its major customers and other debtors. The Group considers available reasonable and supportive forward-looking information which includes the following indicators:

●	Internal credit rating

●	External credit rating

●	Actual or expected significant adverse changes in business, financial or economic conditions that are expected to cause a significant change to the debtor’s ability to meet its obligations

●	Actual or expected significant changes in the operating results of the debtor

●	Significant increases in credit risk on other financial instruments of the same debtor

●	Significant changes in the expected performance and behavior of the debtor, including changes in the payment status of debtors in the company and changes in the operating results of the debtor

Regardless of the analysis above, a significant increase in credit risk is presumed if a debtor is more than 30 days past due in making contractual payment.

The Group determined that its financial assets are credit-impaired when:

●	There is significant difficulty of the debtor

●	A breach of contract, such as a default or past due event

●	It is becoming probable that the debtor will enter bankruptcy or other financial reorganization

●	There is a disappearance of an active market for that financial asset because of financial difficulty

The Group categorizes a receivable for potential write-off when a debtor fails to make contractual payments more than 365 days past due. Financial assets are written off when there is evidence indicating that the debtor is in severe financial difficulty and the debtor has no realistic prospect of recovery.

The Group’s internal credit risk grading framework comprises the following categories:

Category	Definition of category	Basis for recognizing ECL
I	Counterparty has a low risk of default and does not have any past-due amounts.	12 month ECL
II	Amount is >30 days past due or there has been a significant increase in credit risk since initial recognition.	Lifetime ECL — not credit impaired
III	Amount is >60 days past due or there is evidence indicating the asset is credit-impaired (in default).	Lifetime ECL — credit-impaired
IV	There is evidence indicating that the debtor is in severe financial difficulty and the debtor has no realistic prospect of recovery.	Amount is written off

The table below details the credit quality of the Group’s financial assets, as well as maximum exposure to credit risk by credit risk rating categories:

December 31, 2024	Category	12-month or lifetime ECL	Gross carrying amount	Loss allowance	Net carrying amount
			HK$	HK$	HK$	US$
Trade receivables	II Note 1	Lifetime ECL (Simplified)	8,161,899	(347,863)	7,814,036	1,005,964
Trade receivables	III Note 1	Lifetime ECL (Simplified)	1,955,392	(1,955,392)	—	—
Other receivables	I Note 2	12 – month ECL	1,292,138	—	1,292,138	166,348
Cash and bank balances	I Note 3	12 – month ECL	42,222,014	—	42,222,014	5,435,588
			53,631,443	(2,303,255)	51,328,188	6,607,900

December 31, 2023	Category	12-month or lifetime ECL	Gross carrying amount	Loss allowance	Net carrying amount
			HK$	HK$	HK$	US$
Trade receivables	II Note 1	Lifetime ECL (Simplified)	11,027,395	(166,341)	10,861,054	1,398,233
Trade receivables	III Note 1	Lifetime ECL (Simplified)	1,648,274	(1,648,274)	—	—
Other receivables	I Note 2	12 – month ECL	1,271,707	—	1,271,707	163,717
Cash and bank balances	I Note 3	12 – month ECL	3,660,213	—	3,660,213	471,209
			17,607,589	(1,814,615)	15,792,974	2,033,159

Trade receivables (Note 1)

For trade receivables, the Group has applied the simplified approach in IFRS 9 and use provision matrix to measure the loss allowance at lifetime ECL. In determining ECL on a collective basis, trade receivables are grouped based on similar credit risk and aging. The Group considers the historical credit loss experience based on the past due status of the debtors, historical customers’ payment profile and adjusted as appropriate to reflect current conditions and estimates of future economic conditions affecting the ability of the customers to settle the debts. The Group has identified the country’s risk in which it provides services to be the most relevant factor and the historical loss rates is adjusted accordingly based on the expected changes in this factor. Accordingly, the credit risk profile of trade receivables is presented based on their past due status in terms of the provision matrix.

December 31, 2024	Trade receivables	ECL	Trade receivables, net	Trade receivables, net
	HK$	HK$	HK$	US$
Not past due	2,285,951	(49,000)	2,236,951	287,981
< 30 days	610,031	(13,449)	596,582	76,803
31 days to 60 days	936,183	(119,264)	816,919	105,168
61 days to 90 days	710,025	(35,012)	675,013	86,900
91 days to 120 days	201,535	(20,312)	181,223	23,330
>120 days	5,373,566	(2,066,218)	3,307,348	425,782
	10,117,291	(2,303,255)	7,814,036	1,005,964
December 31, 2023	Trade receivables	ECL	Trade receivables, net	Trade receivables, net
	HK$	HK$	HK$	US$
Not past due	1,950,799	(28,887)	1,921,912	247,424
< 30 days	1,304,672	(18,920)	1,285,752	165,526
31 days to 60 days	619,358	(8,835)	610,523	78,598
61 days to 90 days	1,213,265	(17,223)	1,196,042	153,976
91 days to 120 days	1,995,673	(24,323)	1,971,350	253,788
>120 days	5,591,902	(1,716,427)	3,875,475	498,922
	12,675,669	(1,814,615)	10,861,054	1,398,234

Other receivables (Note 2)

Other receivables are considered to be low credit risk and subject to immaterial credit loss. Credit loss for these assets have not been increased significantly since their initial recognition. Consequently, they are measured at the 12-month ECL.

Cash and bank balances (Note 3)

Cash and bank balances are mainly deposits with reputable banks with high international credit rating. Credit loss for the assets have not been increased significantly since their initial recognition. Consequently, they are measured at the 12-month ECL.

Excessive risk concentration

Concentrations arise when a number of counterparties are engaged in similar business activities, or activities in the same geographical region, or have economic features that would cause their ability to meet contractual obligations to be similarly affected by changes in economic, political or other conditions. Concentrations indicate the relative sensitivity of the Group’s performance to developments affecting a particular industry.

Exposure to credit risk

The Group has no significant concentration of credit risk except for those significant customers disclosed below. The Group has credit policies and procedures in place to minimize and mitigate its credit risk exposure.

The following table sets forth a summary of single customers who represent 10% or more of the Group’s revenue:

	Year ended December 31,
	2023	2024
	HK$	HK$	US$
Customer A	6,136,560	—	—

Liquidity risk

Liquidity risk refers to the risk that the Group will encounter difficulties in meeting its short-term obligations due to shortage of funds. The Group’s exposure to liquidity risk arises primarily from mismatches of the maturities of financial assets and liabilities. It is managed by matching the payment and receipt cycles. The Group finances its working capital requirements through a combination of funds generated from operations and borrowings from banks.

Based on the above considerations, management is of the opinion that the Group has sufficient funds to meet its working capital requirements and debt obligations, for at least the next 12 months. There are several factors that could potentially arise that could undermine the Group’s plans, such as changes in the demand for its services, economic conditions, its operating results continuing to deteriorate and its shareholders unable to provide continued financial support.

The Group maintains sufficient cash and bank balances, and internally generated cash flows to finance their activities and management is satisfied that funds are available to finance the operations of the Group.

The table below analyses the Group’s financial liabilities into relevant maturity groupings based on the remaining period at the end of the reporting period to the contractual maturity date. The amounts disclosed in the table are the contractual undiscounted cash flows.

	As of December 31,
	2023	2024
	HK$	HK$	US$
Within one year or on demand
Trade and other payables	27,376,032	12,990,458	1,672,369
Bank borrowings	5,211,740	4,081,908	525,498
Lease liabilities	3,533,128	1,457,688	187,660
Convertible promissory notes	—	23,303,100	3,000,000
	36,120,900	41,833,154	5,385,527

Over one year
Lease liabilities	1,136,376	1,124,592	144,778

Market risk

Market risk is the risk of changes in fair value of financial instruments and future cash flows from fluctuation of market prices, which includes two types of risks from volatility of foreign exchange rates (foreign currency risk), and market interest rates (interest rate risk).

Foreign currency risk

The Group’s foreign exchange risk results mainly from cash flows from transactions denominated in foreign currencies. At present, the Group does not have any formal policy for hedging against foreign currency risk. The Group ensures that the net exposure is kept to an acceptable level by buying or selling foreign currencies at spot rates, where necessary, to address short-term imbalances.

The Group has transactional currency exposures arising from sales or purchases that are denominated in a currency other than the functional currency of the entity, primarily United States Dollar (“US$”).

At the end of each reporting year, the Group’s exposure to foreign currency risk is as follows:

	As of December 31,
	2023	2024
	HK$	HK$
Financial assets (in US$)
Trade and other receivables	562,309	—
Cash and bank balances	—	40,779,850
	562,309	40,779,850

Financial liabilities (in US$)
Trade and other payables	—	3,097,792
Convertible promissory notes	—	13,860,647
Derivative	—	6,756,516
	—	23,714,955

Net exposure	562,309	17,064,895

A 1% (2023: 1%) strengthening/weakening of Hong Kong Dollar against the foreign currency denominated balances as at the end of the reporting year would increase/(decrease) profit or loss by the amounts shown below. This analysis assumes that all other variables remain constant.

	Year ended December 31,
	2023	2024
	HK$	HK$	US$
US$ against HK$
- Strengthened	5,623	170,649	21,969
- Weakened	(5,623)	(170,649)	(21,969)

Interest rate risk

Interest rate risk is the risk that the fair value or future cash flows of the Group’s financial instruments will fluctuate because of changes in market interest rates. The Group’s exposure to interest rate risk arises primarily from bank borrowings, which are carried at floating rates.

The sensitivity analysis below has been determined based on the exposure to interest rate for non-derivative instruments at the end of the reporting period. A 50 basis point increase or decrease is used when reporting interest rate risk internally to key management personnel and represents management’s assessment of the reasonably possible change in interest rates.

As of December 31, 2023 and 2024, if interest rates on bank borrowings had been 50 basis points higher/lower and all other variables were held constant, the Group’s profit/loss for the year would increase/decrease by approximately HK$23,000 and HK$19,000 (US$2,446), respectively.